UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2019

Mallinckrodt plc

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Lotus Park, The Causeway, Staines-Upon-Thames,
Surrey TW18 3AG, United Kingdom
(Address of principal executive offices) (Zip Code)

Telephone: +44 017 8463 6700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On December 6, 2018, Mallinckrodt plc ("the Company”) announced in its current report on Form 8-K filed with the United States Securities and Exchange Commission ("SEC") that it plans to spin off a new company consisting of the Specialty Generics / API business and the Amitiza® (lubiprostone) ("Amitiza") product to its shareholders ("the Separation"). As a result, the Specialty Generics Disposal Group no longer met the requirements to be classified as held-for-sale in accordance with generally accepted accounting principles in the United States ("GAAP"). Also as a result of the planned Separation, the Company has reassessed its segments based on the financial information viewed by the Chief Executive Officer, the Company's chief operating decision maker ("CODM"), for the purposes of making resource allocation decisions and assessing the performance of the business. The Company identified two operating segments that align with the operations of the two independent publicly traded companies anticipated post-separation: (1) Specialty Brands and (2) Specialty Generics and Amitiza. Beginning with the Annual Report on Form 10-K for the fiscal year ended December 28, 2018, the Company's consolidated financial statements will reflect this reporting structure.
The attached Exhibit 99.1 provides recast historical financial information reflecting the estimated impacts of (1) the Specialty Generics Disposal Group in continuing operations had it been classified as held and used during the nine months ended September 28, 2018 and (2) the change in operating segments which primarily serves to move the results related to Amitiza from the Specialty Brands segment to what has been reported as the Specialty Generics Disposal Group during the nine months ended September 28, 2018, in alignment with the pending Separation.
The Company's earnings releases for each of the four quarters in fiscal 2017 as filed with the SEC as current reports on Form 8-K have been included as separate exhibits to this current report on Form 8-K and incorporated by reference. As the Specialty Generics Disposal Group was classified as held and used throughout fiscal 2017, these periods do not materially differ from the previously furnished earnings releases for the respective periods.
This recast historical unaudited financial information is being provided as a convenience to investors who may want to consider the effects of the new reporting structure and has no impact on the Company’s previously reported consolidated financial statements. The information in this Current Report on Form 8-K, including Exhibit 99.1, should be read in conjunction with the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for the corresponding periods.

Non-GAAP Financial Measures
The Company has not yet issued its annual financial statements for fiscal 2018 reflecting the aforementioned impacts. The recast historical financial information included in Exhibit 99.1 includes: (1) the expected results of the impact of the reclassification of the Specialty Generics Disposal Group in continuing operations had it been classified as held and used during the nine months ended September 28, 2018; (2) segment data for the change in operating segments, inclusive of select product line net sales and (3) non-GAAP measures, which is considered non-GAAP financial information.
Exhibit 99.1 contains financial measures, including adjusted income from continuing operations, adjusted diluted income from continuing operations per share, adjusted gross profit, and adjusted selling, general and administrative expenses ("SG&A"), which are considered "non-GAAP" financial measures under applicable SEC rules and regulations. Reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the tables furnished as part of Exhibit 99.1.
Adjusted income from continuing operations, adjusted gross profit and adjusted SG&A represent amounts, prepared in accordance with GAAP, adjusted for certain items (on a pre-tax basis for adjusted gross profit and adjusted SG&A and on an after-tax basis for adjusted income from continuing operations) that management believes are not reflective of the operational performance of the business. Adjustments to GAAP amounts include, as applicable to each measure, intangible amortization expense and non-restructuring impairments, restructuring and related charges, net; inventory step-up expense; income or loss from discontinued operations; change in contingent consideration fair value; acquisition related expenses; income taxes; significant legal and environmental charges; gain or loss on divestiture; gain on repurchase of debt; and other items identified by the Company. Adjusted diluted income from continuing operations per share represents adjusted income from continuing operations divided by the number of diluted shares.
The Company has provided these non-GAAP financial measures because they are used by management, along with financial measures in accordance with GAAP, to evaluate the Company's operating performance. In addition, the Company believes that these non-GAAP measures will be used by certain investors to measure Mallinckrodt's operating results. Management believes that presenting these non-GAAP measures provides useful information about the Company's performance across reporting periods on a consistent basis by excluding items (which may be favorable or unfavorable) that the Company does not believe are indicative of its core operating performance.
These non-GAAP measures should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. The Company's definition of these non-GAAP measures may differ from similarly titled measures used by others.
Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company's reported results of operations, management strongly encourages investors to review the Company's consolidated financial statements and publicly filed reports in their entirety. A reconciliation of certain of these historical non-GAAP financial measures to the most directly comparable GAAP financial measures is included in the tables accompanying this release.
The information in this Current Report on Form 8-K, including Exhibit 99.1, is being "furnished" and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Recast Historical Financial Information
99.2	Fourth Quarter and Fiscal 2017 Earnings Release (incorporated by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K filed February 27, 2018).
99.3	Third Quarter Fiscal 2017 Earnings Release (incorporated by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K filed November 7, 2017).
99.4	Second Quarter Fiscal 2017 Earnings Release (incorporated by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K filed August 8, 2017).
99.5	First Quarter Fiscal 2017 Earnings Release (incorporated by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K filed May 8, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PUBLIC LIMITED COMPANY
(registrant)

Date:	February 26, 2019	By:	/s/ George A. Kegler
George A. Kegler
Executive Vice President and Chief Financial Officer, Interim